                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

             NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND (NVG)
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                IMPORTANT NOTICE
                     TO NUVEEN [            ] SHAREHOLDERS

                                   JULY 2003

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Closed-end investment companies listed on the New York Stock Exchange such as your Fund are required to hold annual meetings to approve the election of Trustees. In addition, such companies are required to obtain shareholder approval for certain changes to their investment policies. Your Fund is seeking shareholder approval on the following items:

     1. To elect trustees to serve on each Fund's Board of Trustees.

     2. To approve changes to each Fund's fundamental investment policies.

     Please refer to the proxy statement for a detailed explanation of the proposed items.

Q.  WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

A. Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. and one board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. (the "Adviser"). The Board of your Fund has proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most Nuveen funds.

     Your Board believes that the consolidation of board clusters will have the following advantages:

     - combining the board will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster and thereby avoid the costs associated with multiple meetings to fill such vacancies;

     - combining the board ensures that each Fund will gain new board members that are already knowledgeable about Nuveen and investment companies in general;

     - consolidating the board clusters into one board would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation by the same personnel at different meetings;

     - reducing such administrative burdens will allow the Adviser and its personnel to focus more on non-administrative matters; and

     - a single board overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders and would eliminate any inconsistencies between how each board cluster approaches issues.

Q.  WHICH FUNDAMENTAL INVESTMENT POLICIES ARE CHANGING?

A. Your Board has proposed to amend your Fund's fundamental investment policies relating to borrowing and lending in connection with the implementation of a proposed interfund lending program.

Q.  WHY IS THE FUND PROPOSING TO CHANGE ITS FUNDAMENTAL INVESTMENT POLICIES?

A. In connection with disaster recovery planning and to provide liquidity in the event that open-end funds in the Nuveen family of funds encounter higher than normal redemption requests that may follow a national disaster such as the events of September 11, 2001, your Board has authorized the Fund's participation in an interfund lending program that would allow the Nuveen Funds, including your Fund, to lend and borrow cash for temporary purposes directly to and from each other. The proposed new fundamental investment policies will enable your Fund to participate in this interfund lending program.

Q.  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response to these items will help save on the costs of any future solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor or call Nuveen at
   (800) 257-8787 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll-free number on the proxy card or by computer over the internet (www.proxyvote.com) and using the control number on the proxy card.

Q.  WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
JULY 28, 2003                                                 60606
                                                              (800) 257-8787

NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NXF)
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND (NVG)
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NFA)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)

             , 2003

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund 3, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Dividend Tax-Free Municipal Fund and Nuveen Select Maturities Municipal Fund ("Select Maturities"), each a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the Sixth Floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Monday, July 28, 2003, at 10:30 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Trustees (each a "Board" and each Director a "Board Member") of each Fund as outlined below:

          a. For each Fund except Select Maturities, to elect twelve (12) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

             i) ten (10) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred"), voting together as a single class; and

             ii) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

          b. For Select Maturities, to elect twelve (12) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

2. To approve changes to each Fund's fundamental investment policies.

3. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record at the close of business on May 23, 2003 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois 60606
                                                              (800) 257-8787

          , 2003

NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND (NVG)
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a "Board" and collectively, the "Boards," and each Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen Insured Premium Income Municipal Fund 2 ("Insured Premium Income 2"), Nuveen Dividend Advantage Municipal Fund ("Dividend Advantage"), Nuveen Dividend Advantage Municipal Fund 2 ("Dividend Advantage 2"), Nuveen Dividend Advantage Municipal Fund 3 ("Dividend Advantage 3"), Nuveen Insured Dividend Advantage Municipal Fund ("Insured Dividend Advantage"), Nuveen Insured Tax-Free Advantage Municipal Fund ("Insured Tax-Free Advantage") and Nuveen Select Maturities Municipal Fund ("Select Maturities") (individually, a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held on July 28, 2003 (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the changes to each Fund's fundamental investment policies. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about
          , 2003.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

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                                                                      COMMON         MUNI-
        MATTER                                                        SHARES  PREFERRED(1)
        ----------------------------------------------------------------------------------
 1a(i)  Election of ten (10) Board Members by all shareholders             X            X
        (except Select Maturities).
 a(ii). Election of two (2) Board Members by MuniPreferred only                         X
        (except Select Maturities).
    b.  Election of twelve (12) Board Members for Select Maturities        X          N/A
        by all shareholders.
   2a.  Change in Fundamental Investment Policy by all shareholders        X            X
        voting together as a single class and by MuniPreferred as a separate class (except Select Maturities).
   2b.  Change in Fundamental Investment Policy for Select                 X          N/A
        Maturities by all shareholders.
        ----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except Select Maturities), 33 1/2% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund abstentions and broker non-votes will have no effect on the election of Board Members and will be treated as shares voted against the proposal to change each Fund's fundamental investment policies. The details of the proposals to be voted on by the shareholders and the vote required for approval of the proposals are set forth under the description of each proposal below.

Shares of a series of MuniPreferred held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the meeting, or, if adjourned, one business day before the day to which the meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on each item in the same proportion as the votes cast by all MuniPreferred shareholders of that series who have voted on that item. Rule 452 permits proportionate voting for a series of MuniPreferred with respect to a particular item if, among other things, (i) a minimum of 30% of the shares of MuniPreferred of that series outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the shares of MuniPreferred of that series outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on May 23, 2003 will be entitled to one vote for each share held. As of May 23, 2003, the shares of the Funds were issued and outstanding as follows:

-----------------------------------------------------------------------------------------------------------
                                               TICKER
               FUND                           SYMBOL*            COMMON SHARES                MUNIPREFERRED
-----------------------------------------------------------------------------------------------------------
Insured Premium Income 2                        (NPX)                                     2,080  Series M
                                                                                          2,200  Series T
                                                                                          2,080  Series W
                                                                                          2,200  Series TH
                                                                                          2,196  Series F
Dividend Advantage                              (NAD)                                     4,000  Series M
                                                                                          4,000  Series T
                                                                                          3,800  Series TH
Dividend Advantage 2                            (NXZ)                                     3,000  Series M
                                                                                          3,000  Series T
Dividend Advantage 3                            (NXF)                                     2,880  Series F
Insured Dividend Advantage                      (NVG)                                     3,160  Series M
                                                                                          3,080  Series T
                                                                                          3,080  Series TH
Insured Tax-Free Advantage                      (NEA)                                     2,880  Series T
                                                                                          2,880  Series W
Select Maturities                               (NIM)                                       N/A
-----------------------------------------------------------------------------------------------------------

* The common shares of all the Funds are listed on the New York Stock Exchange, except NXZ, NXF, NVG and NEA, which are listed on the American Stock Exchange.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. ("NAC" or the "Adviser") and one board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. ("NIAC"). Each current board cluster has a total of six board members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and who are not affiliated with Nuveen or a fund's investment adviser (the "Independent Board Members") and one board member who is an "interested person." Below is a list of the board members of each board cluster.

The Boards of each Fund have proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most of the Nuveen funds. All individuals serving on both board clusters are nominated to serve on the combined board except James E. Bacon, who is retiring. Mr. Bacon currently serves as a board member on the NIAC board cluster.

The following is a list of the nominees under the proposal who are continuing Board Members of each Fund and the nominees who are new board members:

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    CONTINUING BOARD MEMBERS (NAC BOARD CLUSTER):         NEW BOARD MEMBER NOMINEES (NIAC BOARD CLUSTER):
------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger*                               William E. Bennett
Robert P. Bremner                                      Jack B. Evans
Lawrence H. Brown                                      William L. Kissick
Anne E. Impellizzeri                                   Thomas E. Leafstrand
Peter R. Sawers                                        Sheila W. Wellington
William J. Schneider
Judith M. Stockdale
------------------------------------------------------------------------------------------------------------

* Interested person. Mr. Schwertfeger currently serves on both board clusters.

In part, the proposal to create a single board is being recommended because of the large number of retirements that will occur over the next few years. Within two years, the aggregate number of Independent Board Members that serve on both board clusters (currently 12) is expected to fall to six, due to a number of retirements because of age and/or tenure limitations for board membership. Combining the board will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster and thereby avoid the costs associated with multiple meetings to fill such vacancies. In addition, combining the board ensures that each Fund will gain new board members that are already knowledgeable about Nuveen and investment companies in general.

Historically, the two separate board clusters have had separate meetings but often have reviewed similar policy issues, contractual arrangements and other matters. Among other potential efficiencies, the Board of each Fund believes that consolidating the board clusters into one board would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation by the same personnel at different meetings. This would permit the Adviser and its personnel to focus on non-administrative matters. In addition, a single board overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders. Furthermore, a single board would eliminate any inconsistencies between how each board cluster approaches issues.

At its May 15, 2003 meeting, each board cluster reviewed the compensation paid to Independent Board Members and determined that compensation should be increased because of the expanded responsibilities of the Board Members due to
(a) the increase in the number and types of investment companies overseen by the Board Members and (b) recent additional legal and regulatory requirements. Effective July 1, 2003, for all Nuveen Funds overseen, Independent Board Members will receive a $65,000 annual retainer for all Nuveen Funds, plus (a) a fee of $2,000 per day for attendance in person or by telephone, if for unavoidable reasons, at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. The Boards do not anticipate any further change in the compensation schedule as a result of the board consolidation.

Currently, for all Nuveen Funds overseen, the continuing Independent Board Members of the Funds receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds affiliated with Nuveen and the Adviser and a $1,750 fee per day plus expenses for attendance in person or by telephone at all meetings (including any committee meetings) held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at all meetings (including any committee meetings) held on a day on which no regular Board meeting is held, and a $500 per day fee per day plus expenses for attendance in person or $250 if by telephone at a meeting of any committee.

The proposal to combine boards, which increases the number of Board Members for each Fund, will increase the total compensation paid by each Fund to Board Members. Management, however, believes that such increase in compensation is not material to each Fund and is justified by the benefits to each Fund and its shareholders. Moreover, as the size of the combined board declines due to retirements over the next two years, the total compensation paid by a Fund to Independent Board Members will decrease.

At each Fund's Annual Meeting, twelve (12) Board Members are to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except Select Maturities), under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class.

A. FOR INSURED PREMIUM INCOME 2, DIVIDEND ADVANTAGE, DIVIDEND ADVANTAGE 2, DIVIDEND ADVANTAGE 3, INSURED DIVIDEND ADVANTAGE AND INSURED TAX-FREE
   ADVANTAGE:

      (i) Ten (10) Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Board Members Bremner, Brown, Impellizzeri, Sawers and Stockdale and Messrs. Bennett, Evans, Kissick, and Leafstrand and Ms. Wellington are nominees for election by all shareholders.

     (ii) Holders of MuniPreferred are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR SELECT MATURITIES: Board Members Bremner, Brown, Impellizzeri, Sawers, Schneider and Stockdale and Messrs. Bennett, Evans, Kissick and Leafstrand and Ms. Wellington are nominees for election by all shareholders.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

All of the continuing Board Member nominees were last elected to the Board at the 2002 annual meeting of shareholders.

Other than Mr. Schwertfeger, none of the Board Member nominees have ever been a director or an employee of Nuveen Investments, Inc. ("Nuveen") or any affiliate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

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                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                    IN FUND            OTHER
                                                                                                    COMPLEX    DIRECTORSHIPS
                            POSITION(S)        TERM OF OFFICE                                      OVERSEEN          HELD BY
NAME, ADDRESS                 HELD WITH         AND LENGTH OF         PRINCIPAL OCCUPATION(S)      BY BOARD            BOARD
AND BIRTH DATE                     FUND         TIME SERVED**             DURING PAST 5 YEARS        MEMBER           MEMBER
----------------------------------------------------------------------------------------------------------------------------
Nominees who are not interested
persons of the Funds
----------------------------------------------------------------------------------------------------------------------------

Continuing Board Members
----------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          Board Member    Term: Annual          Private Investor and                  122               N/A
333 West Wacker Drive                      Length of Service:    Management Consultant.
Chicago, IL 60606                          Since 1996
(8/22/40)
Lawrence H. Brown          Board Member    Term: Annual          Retired (August 1989) as              122               N/A
333 West Wacker Drive                      Length of Service:    Senior Vice President of The
Chicago, IL 60606                          Since 1993            Northern Trust Company;
(7/29/34)                                                        Director of the United Way
                                                                 of Highland Park-Highwood
                                                                 (since 2002).
Anne E. Impellizzeri       Board Member    Term: Annual          Retired; formerly, Executive          122               N/A
333 West Wacker Drive                      Length of Service:    Director (1998-2001) of
Chicago, IL 60606                          Since 1994            Manitoga/The Russel Wright
(1/26/33)                                                        Design Center; prior
                                                                 thereto, President and Chief
                                                                 Executive Officer of
                                                                 Blanton-Peale Institute;
                                                                 prior thereto, Vice
                                                                 President, Metropolitan Life
                                                                 Insurance Co.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                    IN FUND            OTHER
                                                                                                    COMPLEX    DIRECTORSHIPS
                            POSITION(S)        TERM OF OFFICE                                      OVERSEEN          HELD BY
NAME, ADDRESS                 HELD WITH         AND LENGTH OF         PRINCIPAL OCCUPATION(S)      BY BOARD            BOARD
AND BIRTH DATE                     FUND         TIME SERVED**             DURING PAST 5 YEARS        MEMBER           MEMBER
----------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers            Board Member    Term: Annual          Adjunct Professor of                  122               N/A
333 West Wacker Drive                      Length of Service:    Business and Economics,
Chicago, IL 60606                          Since 1991            University of Dubuque, Iowa;
(4/3/33)                                                         formerly (1991-2000) Adjunct
                                                                 Professor, Lake Forest
                                                                 Graduate School of
                                                                 Management, Lake Forest,
                                                                 Illinois; Director,
                                                                 Executive Service Corps of
                                                                 Chicago; prior thereto,
                                                                 Executive Director, Towers
                                                                 Perrin Australia, a
                                                                 management consulting firm;
                                                                 Chartered Financial Analyst;
                                                                 Certified Management
                                                                 Consultant.
William J. Schneider       Board Member    Term: Annual          Senior Partner and Chief              122               N/A
333 West Wacker Drive                      Length of Service:    Operating Officer,
Chicago, IL 60606                          Since 1996            Miller-Valentine Group, Vice
(9/24/44)                                                        President, Miller-Valentine
                                                                 Realty, a development and
                                                                 contract company; Chair,
                                                                 Miami Valley Hospital;
                                                                 Chair, Miami Valley Economic
                                                                 Development Coalition;
                                                                 formerly, Member, Community
                                                                 Advisory Board, National
                                                                 City Bank, Dayton, Ohio; and
                                                                 Business Advisory Council,
                                                                 Cleveland Federal Reserve
                                                                 Bank.
Judith M. Stockdale        Board Member    Term: Annual          Executive Director, Gaylord           122               N/A
333 West Wacker Drive                      Length of Service:    and Dorothy Donnelley
Chicago, IL 60606                          Since 1997            Foundation (since 1994);
(12/29/47)                                                       prior thereto, Executive
                                                                 Director, Great Lakes
                                                                 Protection Fund (from 1990
                                                                 to 1994).

New Board Members
---------------------------------------
William E. Bennett         Nominee         Term: Annual          Private Investor; previously           20               N/A
333 West Wacker Drive                      Length of Service:    President and C.E.O., Draper
Chicago, IL 60606                          Since 2001            & Kramer, Inc. (1995-1998).
(10/16/46)
Jack B. Evans              Nominee         Term: Annual          President, The Hall-Perrine            20               See
333 West Wacker Drive                      Length of Service:    Foundation (a private                             Principal
Chicago, IL 60606                          Since 1999            philanthropic corporation);                      Occupation
(10/22/48)                                                       Director, Alliant Energy;                      description.
                                                                 Director and Vice Chairman
                                                                 United Fire & Casualty
                                                                 Company; Director, Federal
                                                                 Reserve Bank of Chicago;
                                                                 previously President and
                                                                 Chief Operating Officer, SCI
                                                                 Financial Group, Inc. (a
                                                                 regional financial services
                                                                 firm).
William L. Kissick         Nominee         Term: Annual          Professor Emeritus, School             20               N/A
333 West Wacker Drive                      Length of Service:    of Medicine and the Wharton
Chicago, IL 60606                          Since 1992            School of Management and
(7/29/32)                                                        former Chairman, Leonard
                                                                 Davis Institute of Health
                                                                 Economics, University of
                                                                 Pennsylvania; Adjunct
                                                                 Professor, Health Policy and
                                                                 Management, Yale University.
Thomas E. Leafstrand       Nominee         Term: Annual          Retired; previously, Vice              20               N/A
333 West Wacker Drive                      Length of Service:    President in charge of
Chicago, IL 60606                          Since 1992            Municipal Underwriting,
(11/11/31)                                                       Trading, and Dealer Sales at
                                                                 The Northern Trust Company.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                    IN FUND            OTHER
                                                                                                    COMPLEX    DIRECTORSHIPS
                            POSITION(S)        TERM OF OFFICE                                      OVERSEEN          HELD BY
NAME, ADDRESS                 HELD WITH         AND LENGTH OF         PRINCIPAL OCCUPATION(S)      BY BOARD            BOARD
AND BIRTH DATE                     FUND         TIME SERVED**             DURING PAST 5 YEARS        MEMBER           MEMBER
----------------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington       Nominee         Term: Annual          President of Catalyst (a               20               N/A
333 West Wacker Drive                      Length of Service:    not-for-profit organization
Chicago, IL 60606                          Since 1994            focusing on women's
(2/24/32)                                                        leadership development in
                                                                 business and the
                                                                 professions).

Nominee who is an interested
person* of the Funds
-----------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger    Chairman of     Term: Annual          Chairman and Director (since          142               See
333 West Wacker Drive      the Board       Length of Service:    1996) of Nuveen Investments,                      Principal
Chicago, IL 60606          and Trustee     Since 1996            Inc. and Nuveen Investments,                     Occupation
(3/28/49)                                                        LLC; Director (since 1992)                     description.
                                                                 and Chairman (since 1996) of
                                                                 Nuveen Advisory Corp. and
                                                                 Nuveen Institutional
                                                                 Advisory Corp.; Chairman and
                                                                 Director (since 1997) of
                                                                 Nuveen Asset Management,
                                                                 Inc.; Director (since 1996)
                                                                 of Institutional Capital
                                                                 Corporation; Chairman and
                                                                 Director (since 1999) of
                                                                 Rittenhouse Asset
                                                                 Management, Inc.; Chairman
                                                                 of Nuveen Investments
                                                                 Advisers Inc. (since 2002).
----------------------------------------------------------------------------------------------------------------------------

 * "Interested Person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's Adviser.

** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the Nuveen fund complex.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen Funds overseen by the Board Member nominee as of March 31, 2003:

DOLLAR RANGE OF EQUITY SECURITIES
----------------------------------------------------------------------------------------------
                            INSURED                                         INSURED    INSURED
BOARD MEMBER                PREMIUM   DIVIDEND     DIVIDEND     DIVIDEND   DIVIDEND   TAX-FREE
NOMINEES                   INCOME 2  ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3  ADVANTAGE  ADVANTAGE
----------------------------------------------------------------------------------------------
Robert P. Bremner                 0          0            0            0          0          0
Lawrence H. Brown                 0   $10,001-            0            0          0          0
                                       $50,000
Anne E. Impellizzeri              0          0            0            0          0          0
Peter R. Sawers                   0          0            0            0          0          0
William J. Schneider              0          0            0            0          0          0
Judith M. Stockdale               0        $1-            0            0          0          0
                                       $10,000
Timothy R. Schwertfeger           0          0            0            0          0          0
William E. Bennett                0          0            0            0          0          0
Jack B. Evans                     0          0            0            0          0          0
William L. Kissick                0          0            0            0          0          0
Thomas E. Leafstrand              0   $10,001-            0            0          0          0
                                       $50,000
Sheila W. Wellington              0          0            0            0          0          0
----------------------------------------------------------------------------------------------

                                        AGGREGATE DOLLAR RANGE OF
                                        EQUITY SECURITIES IN ALL
                                        REGISTERED INVESTMENT
                                        COMPANIES OVERSEEN
                                        BY BOARD MEMBER
                                        NOMINEES IN FAMILY OF
DOLLAR RANGE OF EQUITY SEC  DOLLAR RANGE OF EQUITY SECURITIES
--------------------------  -------------------------------------

BOARD MEMBER                    SELECT
NOMINEES                    MATURITIES
--------------------------  -------------------------------------
Robert P. Bremner                    0                         0
                                                      (0 shares)
Lawrence H. Brown             $10,001-             Over $100,000
                               $50,000            (8,256 shares)
Anne E. Impellizzeri                 0           $10,001-$50,000
                                                  (3,579 shares)
Peter R. Sawers               $10,001-             Over $100,000
                               $50,000           (12,787 shares)
William J. Schneider                 0             Over $100,000
                                                 (28,085 shares)
Judith M. Stockdale                  0           $10,001-$50,000
                                                  (2,711 shares)
Timothy R. Schwertfeger              0             Over $100,000
                                                (439,783 shares)
William E. Bennett                   0          $50,001-$100,000
                                                  (3,411 shares)
Jack B. Evans                        0                         c
William L. Kissick                   0          $50,001-$100,000
                                                  (6,706 shares)
Thomas E. Leafstrand                 0             Over $100,000
                                                 (34,053 shares)
Sheila W. Wellington                 0             Over $100,000
                                                 (13,466 shares)
--------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Fund as of March 31, 2003. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

                                   FUND SHARES OWNED BY BOARD MEMBER NOMINEES AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------------------------------
                                       INSURED                                                 INSURED      INSURED
                                       PREMIUM     DIVIDEND       DIVIDEND       DIVIDEND     DIVIDEND     TAX-FREE        SELECT
      BOARD MEMBER NOMINEES           INCOME 2    ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3    ADVANTAGE    ADVANTAGE    MATURITIES
---------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                            0                           0              0            0            0             0
Lawrence H. Brown                            0        1,000              0              0            0            0         1,115
Anne E. Impellizzeri                         0                           0              0            0            0             0
Peter R. Sawers                              0                           0              0            0            0         2,526
William J. Schneider                         0                           0              0            0            0             0
Judith M. Stockdale                          0          674              0              0            0            0             0
Timothy R. Schwertfeger                      0                           0              0            0            0             0
William E. Bennett                           0                           0              0            0            0             0
Jack B. Evans                                0                           0              0            0            0             0
William L. Kissick                           0                           0              0            0            0             0
Thomas E. Leafstrand                         0        1,000              0              0            0            0             0
Sheila W. Wellington                         0                           0              0            0            0             0
ALL BOARD MEMBER NOMINEES AND
 OFFICERS AS A GROUP                         0        2,674          5,000              0            0            0         3,641
---------------------------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen Funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On March 31, 2003, continuing Board Members and executive officers as a group beneficially owned 578,368 common shares of all funds managed by NAC and NIAC (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each continuing Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of March 31, 2003, the continuing Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each Fund. As of March 31, 2003, the Board Member nominees and executive officers of the
Funds did not own any shares of MuniPreferred. As of           , 2003, no
shareholder beneficially owned more than 5% of any class of shares of any Fund.

COMPENSATION

The Board Members affiliated with Nuveen or the Adviser serve without any compensation from the Funds. The Independent Board Members are paid an annual retainer and fees and expenses for Board meetings and committee meetings as described above. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes although Fund management may, in its discretion, establish a minimum amount to be allocated to each Fund. The Boards of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds except Select Maturities and Insured Tax-Free Advantage are Participating Funds under the Deferred Compensation Plan as of January 1, 2003.

The table below shows, for each continuing Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each continuing Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end Funds managed by NAC ("NAC Funds") and NIAC ("NIAC Funds") for the calendar year ended 2002. Mr. Schwertfeger, a Board Member who is an interested person of each Fund, does not receive any compensation from a Fund or any Nuveen funds.

                                                                          AGGREGATE COMPENSATION FROM THE FUNDS
---------------------------------------------------------------------------------------------------------------

CONTINUING BOARD           INSURED PREMIUM               DIVIDEND               DIVIDEND               DIVIDEND
MEMBERS                        INCOME 2(1)           ADVANTAGE(1)         ADVANTAGE 2(1)            ADVANTAGE 3
---------------------------------------------------------------------------------------------------------------
Robert P. Bremner     $           1,204.92   $           1,340.12   $           1,012.71   $           1,383.74
Lawrence H. Brown                 1,280.53               1,424.19               1,068.31               1,496.61
Anne E. Impellizzeri                889.57                 989.75                 961.94               1,383.74
Peter R. Sawers                   1,077.15               1,198.09                 952.98               1,508.74
William J. Schneider              1,118.65               1,244.30                 985.18               1,383.74
Judith M. Stockdale               1,183.88               1,316.76               1,006.15               1,383.74
---------------------------------------------------------------------------------------------------------------

                                                                         TOTAL COMPENSATION
                                                                          FROM NUVEEN FUNDS
                                                                              PAID TO BOARD
                               AGGREGATE COMPENSATION FROM THE FUNDS                MEMBERS
---------------------  --------------------------------------------------------------------
                                    INSURED     INSURED
CONTINUING BOARD                   DIVIDEND    TAX-FREE       SELECT
MEMBERS                           ADVANTAGE   ADVANTAGE   MATURITIES
---------------------  --------------------------------------------------------------------
Robert P. Bremner      $             612.22    $   --      $ 177.37    $          77,500.00
Lawrence H. Brown                    661.17        --        181.34               82,000.00
Anne E. Impellizzeri                 612.22        --        177.37               77,500.00
Peter R. Sawers                      844.22        --        174.48               79,250.00
William J. Schneider                 612.22        --        175.93               77,500.00
Judith M. Stockdale                  612.22        --        175.93               77,750.00
---------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

DEFERRED FEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                  INSURED PREMIUM               DIVIDEND               DIVIDEND
CONTINUING BOARD MEMBERS                                                 INCOME 2              ADVANTAGE            ADVANTAGE 2
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                                            $             163.84   $             182.22   $             111.15
Lawrence H. Brown                                                              --                     --                     --
Anne E. Impellizzeri                                                       889.57                 989.75                 741.84
Peter R. Sawers                                                          1,077.15               1,198.09                 732.88
William J. Schneider                                                     1,118.65               1,244.30                 765.08
Judith M. Stockdale                                                        265.28                 295.08                 184.76
-------------------------------------------------------------------------------------------------------------------------------

Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by the Adviser are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

COMMITTEES

The Board has five standing committees: the executive committee, the audit committee, the governance committee, the dividend committee and the valuation committee.

Peter R. Sawers and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during their last fiscal year, except Dividend Advantage 3 held one meeting and Insured Dividend Advantage held two meetings.

Lawrence H. Brown and Timothy R. Schwertfeger are current members of the dividend committee. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held four meetings during its last fiscal year, except Insured Dividend Advantage and Dividend Advantage 3 held five meetings and Insured Tax-Free Advantage held no meetings.

Lawrence H. Brown and Judith M. Stockdale are current members of the valuation committee for each Fund. The valuation committee oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The valuation committee of each Fund held one meeting during its last fiscal year.

Each Fund's Board has an audit committee composed of Independent Board Members and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and
(3) of the New York Stock Exchange's listing standards or Section 121(A) of American Stock Exchange's listing standards, as applicable. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held three meetings during its last fiscal year, except Insured Dividend Advantage held two meetings and Insured Tax-Free Advantage held none.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of all Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members, (2) the selection and review of committee assignments, and (3) Board Member education, board meetings and board performance. The governance committee of each Fund held one meeting during its last fiscal year. In the event of a vacancy on the Board, the governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The governance committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection regarding the nomination of any new Board Members.

The Board of each Fund held four regular quarterly meetings and one special board meeting during its last fiscal year, except Insured Tax-Free Advantage held one regular meeting and one special board meeting. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

THE OFFICERS

The following table sets forth information as of May 1, 2003 with respect to each officer, other than Mr. Schwertfeger, who is a Board Member and is included in the table relating to nominees for the Board. Officers receive no compensation from the Funds. The officers of each Fund are elected by the Board on an annual basis to serve until successors are elected and qualified.

-----------------------------------------------------------------------------------------------------------------------
                                                  TERM OF OFFICE                                   NUMBER OF PORTFOLIOS
NAME, ADDRESS               POSITION(S) HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND BIRTHDATE                      WITH FUND        TIME SERVED*              DURING PAST 5 YEARS     SERVED BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief                Term: Annual        Managing Director (since 2002),                   142
333 West Wacker Drive,   Administrative       Length of Service:  Assistant Secretary and
Chicago, IL 60606        Officer              Since 1988          Associate General Counsel,
(9/9/56)                                                          formerly, Vice President of
                                                                  Nuveen Investments, LLC;
                                                                  Managing Director (since 2002),
                                                                  General Counsel and Assistant
                                                                  Secretary, formerly, Vice
                                                                  President of Nuveen Advisory
                                                                  Corp. and Nuveen Institutional
                                                                  Advisory Corp.; Managing
                                                                  Director (since 2002) and
                                                                  Assistant Secretary and
                                                                  Associate General Counsel,
                                                                  formerly Vice President (since
                                                                  2000) of Nuveen Asset
                                                                  Management, Inc.; Assistant
                                                                  Secretary of Nuveen
                                                                  Investments, Inc. (since 1994);
                                                                  Assistant Secretary of NWQ
                                                                  Investment Management Company,
                                                                  LLC. (since 2002); Vice
                                                                  President and Assistant
                                                                  Secretary of Nuveen Investments
                                                                  Advisers Inc. (since 2002);
                                                                  Managing Director, Associate
                                                                  General Counsel and Assistant
                                                                  Secretary of Rittenhouse Asset
                                                                  Management, Inc. (since May
                                                                  2003); Chartered Financial
                                                                  Analyst.
Michael T. Atkinson      Vice President and   Term: Annual        Vice President (since 2002),                      142
333 West Wacker Drive    Assistant Secretary  Length of Service:  formerly Assistant Vice
Chicago, IL 60606                             Since 2002          President (from 2000),
(2/3/66)                                                          previously, Associate of Nuveen
                                                                  Investments, LLC.
Paul L. Brennan          Vice President       Term: Annual        Vice President (since 2002),                      135
333 West Wacker Drive                         Length of Service:  formerly Assistant Vice
Chicago, IL 60606                             Since 1997          President (since 1997) of
(11/10/66)                                                        Nuveen Advisory Corp.;
                                                                  Chartered Financial Analyst and
                                                                  Certified Public Accountant.
Peter H. D'Arrigo        Vice President and   Term: Annual        Vice President of Nuveen                          142
333 West Wacker Drive,   Treasurer            Length of Service:  Investments, LLC (since 1999);
Chicago, IL 60606                             Since 1999          prior thereto, Assistant Vice
(11/28/67)                                                        President (from 1997); Vice
                                                                  President and Treasurer (since
                                                                  1999) of Nuveen Investments,
                                                                  Inc.; Vice President and
                                                                  Treasurer (since 1999) of
                                                                  Nuveen Advisory Corp. and
                                                                  Nuveen Institutional Advisory
                                                                  Corp; Vice President and
                                                                  Treasurer of Nuveen Asset
                                                                  Management, Inc. (since 2002)
                                                                  and of Nuveen Investments
                                                                  Advisers Inc. (since 2002);
                                                                  Assistant Treasurer of NWQ
                                                                  Investments Management Company,
                                                                  LLC. (since 2002); Chartered
                                                                  Financial Analyst.
Susan M. DeSanto         Vice President       Term: Annual        Vice President of Nuveen                          142
333 West Wacker Drive,                        Length of Service:  Advisory Corp. (since 2001);
Chicago, IL 60606                             Since 2001          previously, Vice President of
(9/8/54)                                                          Van Kampen Investment Advisory
                                                                  Corp. (from 1998).

-----------------------------------------------------------------------------------------------------------------------
                                                  TERM OF OFFICE                                   NUMBER OF PORTFOLIOS
NAME, ADDRESS               POSITION(S) HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND BIRTHDATE                      WITH FUND        TIME SERVED*              DURING PAST 5 YEARS     SERVED BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President and   Term: Annual        Vice President (since 2002) and                   142
333 West Wacker Drive,   Secretary            Length of Service:  Assistant General Counsel
Chicago, IL 60606                             Since 1998          (since 1998), formerly
(9/24/64)                                                         Assistant Vice President (from
                                                                  1998) of Nuveen Investments,
                                                                  LLC; Vice President (since
                                                                  2002) and Assistant Secretary
                                                                  (from 1998), formerly Assistant
                                                                  Vice President of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.
Lorna C. Ferguson        Vice President       Term: Annual        Vice President of Nuveen                          142
333 West Wacker Drive,                        Length of Service:  Investments, LLC (since 1998);
Chicago, IL 60606                             Since 1998          Vice President (since 1998) of
(10/24/45)                                                        Nuveen Advisory Corp. and
                                                                  Nuveen Institutional Advisory
                                                                  Corp.
William M. Fitzgerald    Vice President       Term: Annual        Managing Director (since 2001),                   142
333 West Wacker Drive,                        Length of Service:  formerly Vice President (since
Chicago, IL 60606                             Since 1995          1995) of Nuveen Advisory Corp.
(3/2/64)                                                          and Nuveen Institutional
                                                                  Advisory Corp.; Managing
                                                                  Director of Nuveen Asset
                                                                  Management, Inc. (since 2001);
                                                                  Vice President of Nuveen
                                                                  Investments Advisers Inc.
                                                                  (since 2002); Chartered
                                                                  Financial Analyst.
Stephen D. Foy           Vice President and   Term: Annual        Vice President (since 1993) and                   142
333 West Wacker Drive,   Controller           Length of Service:  Funds Controller (since 1998)
Chicago, IL 60606                             Since 1993          of Nuveen Investment, LLC; Vice
(5/31/54)                                                         President and Funds Controller
                                                                  (since 1998) of Nuveen
                                                                  Investments, Inc.; Certified
                                                                  Public Accountant.
J. Thomas Futrell        Vice President       Term: Annual        Vice President of Nuveen                          135
333 West Wacker Drive,                        Length of Service:  Advisory Corp.; Chartered
Chicago, IL 60606                             Since 1992          Financial Analyst.
(7/5/55)
Richard A. Huber         Vice President       Term: Annual        Vice President of Nuveen                          135
333 West Wacker Drive,                        Length of Service:  Institutional Advisory Corp.
Chicago, IL 60606                             Since 1997          (since 1998) and Nuveen
(3/26/63)                                                         Advisory Corp. (since 1997).
Steven J. Krupa          Vice President       Term: Annual        Vice President of Nuveen                          135
333 West Wacker Drive,                        Length of Service:  Advisory Corp.
Chicago, IL 60606                             Since 1990
(8/21/57)
David J. Lamb            Vice President       Term: Annual        Vice President of Nuveen                          142
333 West Wacker Drive,                        Length of Service:  Investments (since 2000); prior
Chicago, IL 60606                             Since 2000          thereto, Assistant Vice
(3/22/63)                                                         President (from 1999); formerly
                                                                  Associate of Nuveen
                                                                  Investments; Certified Public
                                                                  Accountant.
Tina M. Lazar            Vice President       Term: Annual        Vice President of Nuveen                          142
333 West Wacker Drive,                        Length of Service:  Investments (since 1999); prior
Chicago, IL 60606                             Since 2002          thereto, Assistant Vice
(8/27/61)                                                         President (since 1993) of
                                                                  Nuveen Investments.

-----------------------------------------------------------------------------------------------------------------------
                                                  TERM OF OFFICE                                   NUMBER OF PORTFOLIOS
NAME, ADDRESS               POSITION(S) HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND BIRTHDATE                      WITH FUND        TIME SERVED*              DURING PAST 5 YEARS     SERVED BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President and   Term: Annual        Vice President, Assistant                         142
333 West Wacker Drive,   Assistant Secretary  Length of Service:  Secretary and Assistant General
Chicago, IL 60606                             Since 1988          Counsel of Nuveen Investments,
(7/27/51)                                                         LLC; Vice President and
                                                                  Assistant Secretary of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.;
                                                                  Assistant Secretary of Nuveen
                                                                  Investments, Inc.; Assistant
                                                                  Secretary of Nuveen Asset
                                                                  Management, Inc. (since 1997);
                                                                  Vice President (since 2000),
                                                                  Assistant Secretary and
                                                                  Assistant General Counsel
                                                                  (since 1998) of Rittenhouse
                                                                  Asset Management, Inc.; Vice
                                                                  President and Assistant
                                                                  Secretary of Nuveen Investments
                                                                  Advisers Inc. (since 2002);
                                                                  Assistant Secretary of NWQ
                                                                  Investment Management Company,
                                                                  LLC (since 2002).
Edward F. Neild, IV      Vice President       Term: Annual        Managing Director (since 2002),                   142
333 West Wacker Drive,                        Length of Service:  formerly, Vice President (from
Chicago, IL 60606                             Since 1996          1996) of Nuveen Institutional
(7/7/65)                                                          Advisory Corp. and Nuveen
                                                                  Advisory Corp.; Managing
                                                                  Director of Nuveen Asset
                                                                  Management, Inc. (since 1999);
                                                                  Chartered Financial Analyst.
Thomas J. O'Shaughnessy  Vice President       Term: Annual        Vice President (since 2002),                      135
333 West Wacker Drive,                        Length of Service:  previously, Assistant Vice
Chicago, IL 60606                             Since 1998          President (1998) of Nuveen
(9/4/60)                                                          Advisory Corp.
Thomas C. Spalding       Vice President       Term: Annual        Vice President of Nuveen                          135
333 West Wacker Drive,                        Length of Service:  Advisory Corp. and Nuveen
Chicago, IL 60606                             Since 1987          Institutional Advisory Corp.;
(7/31/51)                                                         Chartered Financial Analyst.

--------------------------------------------------------------------------------
* Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) each Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the Committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The Committee also recommends to the Board the selection of each Fund's independent
auditors. The Committee is currently composed of           Board Members and
operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange and American Stock Exchange listing standards, as applicable.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The Committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the Committee are:

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Judith M. Stockdale

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

--------------------------------------------------------------------------------------------------------
                                                                 FINANCIAL INFORMATION
                                                   AUDIT            SYSTEMS DESIGN AND         ALL OTHER
FUND                                                FEES           IMPLEMENTATION FEES              FEES
--------------------------------------------------------------------------------------------------------
Insured Premium Income 2                         $17,121                  $0                    $ 2,579
Dividend Advantage                                18,502                   0                      2,582
Dividend Advantage 2                              15,051                   0                      2,574
Dividend Advantage 3.                             18,735                   0                      2,583
Insured Dividend Advantage                         7,627                   0                      1,475
Insured Tax-Free Advantage                             0                   0                         --
Select Maturities                                  7,452                   0                        355
--------------------------------------------------------------------------------------------------------

ALL NON-AUDIT FEES. The Audit Committee has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

2. PROPOSED CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES

The Board has proposed amending each Fund's fundamental investment policies relating to borrowing and lending in connection with the implementation of a proposed interfund lending program.

Each Fund's current fundamental investment policy regarding borrowing states:

DIVIDEND ADVANTAGE, DIVIDEND ADVANTAGE 2, DIVIDEND ADVANTAGE 3, INSURED DIVIDEND ADVANTAGE AND INSURED TAX-FREE ADVANTAGE: The Fund . . . may not . . . borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings).

INSURED PREMIUM INCOME 2 AND SELECT MATURITIES: The Fund . . . may not . . . borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund's total assets, no additional purchases of investment securities will be made.

Each Fund current fundamental policy regarding lending states:

DIVIDEND ADVANTAGE, DIVIDEND ADVANTAGE 2, DIVIDEND ADVANTAGE 3, INSURED DIVIDEND ADVANTAGE AND INSURED TAX-FREE ADVANTAGE: The Fund . . . may not . . . make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations.

INSURED PREMIUM INCOME 2 AND SELECT MATURITIES: The Fund . . . may not . . . make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations.

The Board recommends that shareholders vote to replace these policies with the following fundamental investment policy governing borrowing and the following fundamental investment policy regarding lending:

     The Fund may not borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.

     The Fund may not make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.

In connection with disaster recovery planning and to provide liquidity in the event that open-end funds in the Nuveen family of funds encounter higher than normal redemption requests that may follow a national disaster such as the events of September 11, 2001, Boards have determined to participate in an interfund lending program that would allow the Nuveen Funds, including the Funds, to lend and borrow cash for temporary purposes directly to and from each other. The proposed new fundamental investment policies will enable each Fund to participate in this interfund lending program.

Because an interfund lending program raises issues under various sections of the 1940 Act, in order to implement the proposal, all Nuveen Funds, including the Funds, will file an application for exemption from certain provisions of the 1940 Act with the Securities and Exchange Commission ("SEC"). The application to the SEC for exemptive relief will not limit interfund lending under the program to emergency situations and the relief, if and when granted, would allow Nuveen to set up a more regular program if it and the Board of a Fund determines that a more regular program would be in the best interests of a fund. Implementation of the interfund lending program is contingent upon the SEC granting the exemptive relief.

Nuveen's open-end funds are far more likely to experience large net cash outflows during an emergency situation than the closed-end funds, therefore the open-end funds will likely be the only funds that would borrow extensively under the program. However, because the closed-end funds might be able to lend money at attractive rates under the program, it is proposed that all current and future Nuveen Funds, both open-end and closed-end, may participate in the program. Because the interest earned by the lending fund on such loans is taxable, Nuveen anticipates that funds that invest primarily in municipal securities would only participate in the program as lenders if the Adviser believes that it would be in the best interests of the shareholders of such funds. Funds that invest primarily in securities other than municipal securities may also utilize the program in non-emergency situations.

Currently, the Nuveen open-end funds can borrow from banks for temporary purposes and can lend to banks or other entities in the form of repurchase agreements or investment in other short-term instruments. The proposed program would reduce the open-end funds' borrowing costs and enhance their ability to earn higher rates of interest on investment of their short-term cash balances. The open-end funds would still be free to establish committed lines of credit or other borrowing arrangements with banks.

It is currently anticipated that the interest rate that will be charged to the funds on any interfund loan ("Interfund Loan Rate") would be the average of the "Repo Rate"(1) and the "Bank Loan Rate."(2) The program would be administered by employees of Nuveen, including representatives of the Funds Administration and Financial Analysis, Product Management, Portfolio Operations and Trading and/or representatives of the Portfolio Management and Research Department who are not portfolio managers ("Interfund Lending Team"). Under the proposed program, in an emergency situation, a meeting of the Interfund Lending Team would be called and the Team would collect data on the uninvested cash and borrowing requirements of the funds. Once it determines the aggregate amount of cash available for loans and borrowing demand, the Interfund Lending Team would allocate loans among borrowing funds with input from portfolio managers.

The Interfund Lending Team would allocate borrowing demand and cash available for lending among the funds on what the Interfund Lending Team believes to be an equitable basis, subject to certain administrative procedures applicable to all funds, such as the time of filing requests to participate, minimum loan lot sizes, and the need to minimize the number of transactions and associated administrative costs. To reduce transaction costs, each loan normally would be allocated in a manner intended to minimize the number of funds necessary to complete the loan transaction. The method of allocation and related administrative procedures would be approved by the Board, including a majority of the Independent Board Members, to ensure both borrowing and lending funds participate on an equitable basis.

Nuveen would (i) monitor the interest rates charged and other terms and conditions of the Interfund Loans, (ii) ensure compliance with each fund's investment policies and limitations, (iii) ensure equitable treatment of each fund, and (iv) make quarterly reports to the Board concerning any transactions by the funds under the program and the Interfund Loan Rates. Nuveen would administer the credit facility as part of its duties under its existing advisory contract with each fund and would receive no additional fee as compensation for its services. The actual terms of any Interfund Loan Program in which the Funds may participate may change from time to time from the description presented here both as a result of a regulatory action in connection with the granting of the appropriate regulatory approvals, or as approved by a Board of a Fund.

VOTES REQUIRED

Approval of the proposed changes to a Fund's fundamental investment policies requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. For each Fund, except Select Maturities, common shareholders and MuniPreferred shareholders will vote together as a single class and MuniPreferred shareholders will vote separately as a single class. For Select Maturities, common shareholders will vote together as a single class. The term "majority of the outstanding voting securities" as defined in the 1940 Act means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person

--------------------------------------------------------------------------------

(1) The "Repo Rate" for any day would be the highest rate available to the funds from investing in overnight repurchase agreements with a highly reputable counterparty.

(2) The "Bank Loan Rate" for any day would be calculated by Nuveen each day an interfund loan is made according to a formula established by the Board designed to approximate the lowest interest rate at which bank short-term loans would be available to the funds. The formula would be based upon a publicly available rate (e.g., Federal Funds plus 25 basis points) and would vary with this rate so as to reflect changing bank loan rates. The Board periodically would review the continuing appropriateness of using the publicly available rate, as well as the relationship between the Bank Loan Rate and current bank loan rates that would be available to the funds. The initial formula and any subsequent modifications to the formula would be subject to the approval of the Board.

or by proxy or (2) more than 50% of the outstanding shares of the Fund. Shareholders of each Fund will vote separately on the proposed changes to each fundamental investment policy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed Ernst & Young LLP, independent public accountants, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that the Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year except that with respect to Dividend Advantage 2 and Dividend Advantage 3 a late filing was made on Form 3 on behalf of Nuveen Advisory Corp. and late filings were made on Form 3 on behalf of all reporting persons with respect to Dividend Advantage 3. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Investments, Inc., is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of shareholders of any of the Funds to be held in 2004, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333
West Wacker Drive, Chicago, Illinois 60606, not later than           , 2004. A
shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must
submit such written notice to the Fund not later than           , 2004. Timely
submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds. All other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged D.F. King & Co., Inc., to assist in the solicitation of proxies at an estimated cost of $2,500 per Fund plus reasonable expenses.

FISCAL YEAR

The last fiscal year end for each Fund except Select Maturities was October 31, 2002 and for Select Maturities was March 31, 2002.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. The 2003 annual report for Select Maturities is expected to be available on or before May 31, 2003. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or, for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger

Vice President and Secretary

            , 2003

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEE CHARTER

                                January 31, 2002

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee Members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

          1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

          2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Fund's financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgment of the Chairman.

     With respect to the independent auditors:

          3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

          4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

          5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

          6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

          7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

          8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

          9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

          10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

          11. Reviewing the reports of examinations by regulatory authorities.

          12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

          13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/ Trustees.

          14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

          15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' principal statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787

       www.nuveen.com

                                                                       [       ]

    (NUVEEN LOGO)
        NUVEEN
           INVESTMENTS

Nuveen Investments o 333 West Wacker Dr. o Chicago www.nuveen.com

Template for Closed-End Funds
Preferred Shares

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number shown.

2. On the internet at www.proxyweb.com, enter the control number shown and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.



               ****    CONTROL NUMBER: 999 999 999 999 98    ****


              THIS PROXY IS SOLICITED BY THE BOARD OF [FUND NAME]
              FOR A ANNUAL MEETING OF SHAREHOLDERS, JULY 28, 2003.

The Annual Meeting of shareholders will be held Monday, July 28, 2003 at 10:30 a.m. Central Time, in the Sixth floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwartfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on July 28, 2003 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).



                                            Date:
                                                 ---------------------------

                                      SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON
                                      LEFT. (Please sign in Box)

                                      ------------------------------------------


                                      ------------------------------------------

                                      NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT
                                      APPEARS ON THIS PROXY. IF SHARES ARE HELD
                                      JOINTLY, EACH HOLDER MUST SIGN THE PROXY,
                                      IF YOU ARE SIGNING ON BEHALF OF AN ESTATE,
                                      TRUST, OR CORPORATION, PLEASE STATE YOUR
                                      TITLE OR CAPACITY.


                                                                      INNOVATION


                                                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
                                                    PLEASE DO NOT USE FINE POINT PENS.


1. Election of Board Members:


(01) Timothy R. Schwertfeger            (07) Judith M. Stockdale                               FOR                      WITHHOLD
(02) William J. Schneider               (08) William E. Bennett                              NOMINEES                  AUTHORITY
(03) Robert P. Bremner                  (09) Jack B. Evans                                listed at left              to vote for
(04) Lawrence H. Brown                  (10) William L. Kissick                             (except as               all Nominees
(05) Anne E. Impellizzeri               (11) Thomas E. Leafstrand                           marked to               listed at left
(06) Peter R. Sawers                    (12) Shelia W. Wellington                         the contrary)

                                                                                              [ ]                          [ ]

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the nominee(s) on the line provided below.)

--------------------------------------------------------------------------------
                                                                                              FOR           AGAINST      ABSTAIN
2. To approve a change to a fundamental Investment restriction with respect to                [ ]             [ ]          [ ]
   lending.

3. To approve a change to a fundamental Investment restriction with respect to                [ ]             [ ]          [ ]
   borrowing.

For Minnesota Corporations only:

4. To approve an Agreement and Plan of Reorganization and the transactions                    [ ]             [ ]          [ ]
   contemplated thereby.


                                                                                                              ASAF

    (NUVEEN LOGO)
        NUVEEN
           INVESTMENTS

Nuveen Investments o 333 West Wacker Dr. o Chicago www.nuveen.com

Template for Closed-End Funds
Common Shares

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number shown.

2. On the internet at www.proxyweb.com, enter the control number shown and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.



               ****    CONTROL NUMBER: 999 999 999 999 98    ****


              THIS PROXY IS SOLICITED BY THE BOARD OF [FUND NAME]
              FOR A ANNUAL MEETING OF SHAREHOLDERS, JULY 28, 2003.

The Annual Meeting of shareholders will be held Monday, July 28, 2003 at 10:30 a.m. Central Time, in the Sixth floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwartfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on July 28, 2003 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).



                                            Date:
                                                 ---------------------------

                                      SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON
                                      LEFT. (Please sign in Box)

                                      ------------------------------------------


                                      ------------------------------------------

                                      NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT
                                      APPEARS ON THIS PROXY. IF SHARES ARE HELD
                                      JOINTLY, EACH HOLDER MUST SIGN THE PROXY,
                                      IF YOU ARE SIGNING ON BEHALF OF AN ESTATE,
                                      TRUST, OR CORPORATION, PLEASE STATE YOUR
                                      TITLE OR CAPACITY.


                                                                      INNOVATION


                                                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
                                                    PLEASE DO NOT USE FINE POINT PENS.


1. Election of Board Members:


(01) Robert P. Bremner                  (06) William E. Bennett                                FOR                      WITHHOLD
(02) Lawrence H. Brown                  (07) Jack B. Evans                                   NOMINEES                  AUTHORITY
(03) Anne E. Impellizzeri               (08) William L. Kissick                           listed at left              to vote for
(04) Peter R. Sawers                    (09) Thomas E. Leafstrand                           (except as               all Nominees
(05) Judith M. Stockdale                (10) Sheila W. Wellington                           marked to               listed at left
                                                                                          the contrary)

                                                                                              [ ]                          [ ]

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the nominee(s) on the line provided below.)

--------------------------------------------------------------------------------
                                                                                              FOR           AGAINST      ABSTAIN
2. To approve a change to a fundamental Investment restriction with respect to                [ ]             [ ]          [ ]
   lending.

3. To approve a change to a fundamental Investment restriction with respect to                [ ]             [ ]          [ ]
   borrowing.

For Minnesota Corporations only:

4. To approve an Agreement and Plan of Reorganization and the transactions                    [ ]             [ ]          [ ]
   contemplated thereby.


                                                                                                             ASAF
